                                                                  EXHIBIT 10.17

HERITAGE LEASING CAPITAL

                         EQUIPMENT FINANCING COMMITMENT           EFA No. 16439

Subject to the terms set forth in this commitment, the following equipment financing transaction is agreed to by the undersigned Debtor and HERITAGE LEASING CAPITAL ("Secured Party") in connection with the terms of the Equipment Financing Agreement herein referenced (the "Agreement").

Equipment Financing Agreement: dated as of SEPTEMBER 19, 1994.

Equipment (all Equipment to be acceptable to Secured Party): COMPUTER AND LABORATORY EQUIPMENT

Commitment Amount:  $400,000.00

Installment Payments: FORTY-EIGHT (48) payments of 2.493% of advance payable MONTHLY in ADVANCE. FIRST AND LAST SUCH PAYMENTS ARE DUE AT TIME OF SCHEDULING.

Commitment Expiration Date: DECEMBER 14, 1994. As more fully explained below, Secured Party has no obligation to make any advance with respect to Equipment not covered by a Schedule to the Agreement executed by Secured Party and Debtor on or prior to this date.

Debtor will comply with, procure, execute and/or have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file any documents set forth in Exhibit A or accompanying this commitment. The form, substance and sufficiency of all documents and showings employed in documenting the contemplated financing transaction must be acceptable to Secured Party and its counsel. Debtor will do likewise as to such further documents and showings as Secured Party and its counsel may now or hereafter deem necessary or advisable to protect Secured Party's rights under the Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all searches, filings, title reports, attorney's services and other charges incurred by Secured Party in connection with all such documents and showings and any similar documents and showings Secured Party may procure.

Secured Party may, at its option, terminate its obligations to Debtor hereunder with respect to any and all unscheduled Items of Equipment: (a) at or subsequent to the Commitment Expiration Date, (b) upon the advent of a material adverse change in Debtor's financial condition or Debtor's probable ability to perform its obligations under the Agreement, (c) if the Agreement or any other agreement under which Debtor has obligations to Secured Party is in default or an event which with the giving of notice or lapse of time or both would constitute such a default has occurred and is continuing or (d) with respect to which more than fifteen percent (15%) would be advanced for shipping costs, installation charges and design costs by giving Debtor written notice of such termination.

ACCEPTED AND AGREED to as of                  ACCEPTED AND AGREED to as of

     September 19, 1994                            September 19, 1994
----------------------------

                                                       VIASAT, INC.
  Heritage Leasing Capital                               (Debtor)
       (Secured Party)
   5775 Chesapeake Court                      Address: 2290 Cosmos Court
    San Diego, CA 92123                                Carlsbad, CA 92009

                                                               Vice President of
By: /s/ RONALD L. WAGNER, President    By: /s/ GREGORY MONAHAN,  Administration
    -------------------------------        -------------------------------------
    Ronald L. Wagner                       Gregory Monahan               (Title)

HERITAGE LEASING CAPITAL

                   EXHIBIT A TO EQUIPMENT FINANCING COMMITMENT

                  Accepted by Debtor as of September 19, 1994

These provisions hereby become part of the Equipment Financing Commitment dated September 19, 1994, between HERITAGE LEASING CAPITAL and its assignee(s), Secured Party, and VIASAT, INC., Debtor.

In addition to the terms of the Agreement, Debtor further agrees to the following additional provisions:

1.      UCC SEARCH/RELEASES
        The Secured Party may search all public records of Debtor to locate and identify any conflicting liens against the above referenced Equipment. Releases from any intervening parties holding a security interest in said Equipment shall be required prior to funding provided herein.

2.      TYPE OF FINANCING
        This is a net equipment financing transaction whereby maintenance, insurance, property taxes, and all items of a similar nature are for the account of the Debtor.


3.      EXPENSES
        All expenses associated with the completion of this Agreement including, but not limited to, UCC filing fees and searches, documentation costs, legal expenses, and equipment verification costs are for the account of the Debtor.

4.      MASTER AGREEMENT
        This is a Master Equipment Financing Agreement whereby Schedules may be funded as equipment is delivered. Each Schedule to the Agreement, however, shall cover equipment with a minimum aggregate cost of $20,000.00.

5.      INSTALLMENT PAYMENT AMOUNT
        The installment payment amount of $24.93 per $1,000.00 of advance payable monthly in advance is based on the yield of two-year Treasury Notes yielding 6.24% as published in the Wall Street Journal on Thursday, September 15, 1994 (the "Index") and will apply for all schedules funded by October 31, 1994. If a financing schedule is funded after October 31, 1994 the rate shall be increased proportionally to any increase in the Index. No downward adjustment will be made below the floor index rate of 6.24%. Once a schedule is funded, however, the rate will then be fixed for the term of the agreement.

6.      COMMITMENT EXPIRATION DATE
        The commitment expiration date of December 14, 1994 may be extended ninety (90) days upon review by Secured Party of the Debtor's then current financial condition. Debtor agrees to provide Secured Party such financial information and other information Secured Party may reasonably request to evaluate Debtor's financial condition for purposes of granting such extension.


                                                                        INITIAL

                                                                          /s/
                                                                        -------

[HERITAGE LEASING CAPITAL LOGO]

                            HERITAGE LEASING CAPITAL

                                                                           16439

                         EQUIPMENT FINANCING AGREEMENT

        THIS EQUIPMENT FINANCING AGREEMENT ("agreement") is dated as of the date set forth at the foot hereof and is between HERITAGE LEASING CAPITAL ("Secured Party") and the debtor designated at the foot hereof ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related equipment financing commitment referencing this agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessments not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required, hereunder with respect thereto; provided, however, that if this agreement is then in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment together with interest in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate on notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET; SURVIVAL. This agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstances or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of this agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this agreement. If Debtor has not furnished Secured Party with a Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable equipment financing commitment, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item of Equipment may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor also will cause each Item of Equipment for which a service contract is generally available to the covered by such a contract which provides coverages typical as to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence") Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair, condition and working order; provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with paragraph 14 below, Debtor, at Secured Party's option, will (a) replace the Item with like equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) each future installment payment due with respect to such Item with each such payment other than any final uneven payment discounted at eight percent (8%) per annum simple interest from the date due to the date of such payment. Any final uneven payment will be due without discount. The discounting contemplated in this paragraph will be in accordance with the Financial Compound Interest and Annuity Tables, Sixth Edition published by the Financial Publishing Company. Upon such replacement or payment, as appropriate, this agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with paragraph 2 above.

12. TITLING; REGISTRATION. Each Item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty
        (60) days of the date any titling or registering or retitling or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all taxes, including, but not limited to, gross receipts taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss of or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide for at least thirty
        (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this agreement by Secured Party of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interest may appear. The proceeds of such insurance, at the option of Secured Party or such assignee, as appropriate, will be applied toward (a) the repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party will public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this agreement, Secured Party may, at its option, but without obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default here under: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder, provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (l) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real estate where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten (10) days; (d) Debtor's failure to comply with its obligations under paragraph 14 above or any transfer by Debtor in violation of paragraph 21 below; (e) a non-appealable judgement for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Act or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed with thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) [STRUCK THROUGH TEXT] (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a secured party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker's fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor;
        (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction or Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph
        (e) hereinabove upon notice to Secured Party within such thirty (30) day period or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.
                No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph
        (e) of this paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, and Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of

        Debtor in and to said Item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights thereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this agreement, an Item of Equipment or any interest therein or assign, transfer, pledge or hypothecate this agreement or any interest in this agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any person.
                All rights of Secured Party hereunder may be assigned pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this agreement.
                Subject always to the foregoing, this agreement insures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties thereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise make the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGE. If Debtor fails to pay any installment payment or any other sum to be paid by Debtor to Secured Party within seven (7) days of when due, Debtor will pay to Secured Party (a) Secured Party's collection costs paid third parties relevant to the collection thereof and (b) interest on such unpaid installment or other amount at the rate of eighteen (18%) per annum, or at such greater or lesser contract rate as may be applicable, computed from the date due to the date paid.

24. NON-WAIVER. No covenant or condition of this agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) a fiscal year end financial statement including balance sheet and profit and loss statement within one hundred twenty (120) days of the close of each fiscal year, (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this paragraph or paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants that
        (a) this agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgement or otherwise;
        (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as such party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in the first party's address.

29. GENDER; NUMBER; JOINT AND SEVERAL LIABILITY. Whenever the context of this agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in paragraph 14 above is for further emphasis. If there is more than one Debtor named in this agreement, the liability of each will be joint and several.

30. TITLES. The titles to the paragraphs of this agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This agreement will be governed and construed in accordance with the law of the State of California. Venue for any action related to this agreement will be in an appropriate court in San Diego County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this agreement which will remain in full force and effect.

32. TIME. Time is of the essence of this agreement and each and all of its provisions.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of this 19th day or September, 1994.



  HERITAGE LEASING CAPITAL                             VIASAT, INC.
       (Secured Party)                        -------------------------------
                                                        (Debtor)

                                                               Vice President of
By: /s/ RONALD L. WAGNER, President    By: /s/ GREGORY MONAHAN,  Administration
    -------------------------------        -------------------------------------
    Ronald L. Wagner        (Title)        Gregory Monahan               (Title)


                                        By:_____________________________________
                                                                         (Title)

Address: 5775 Chesapeake Court          Address: 2290 Cosmos Court
         San Diego, CA 92123                     -------------------------------
                                                 Carlsbad, CA 92009
                                                 -------------------------------

                          CERTIFICATE OF SECRETARY
                        AS TO ADOPTION OF RESOLUTIONS
                            (CORPORATE CUSTOMER)

        The undersigned,        Mark J. Miller                          ,
                         ----------------------------------------------
                                (Corporate Secretary)

hereby certifies that he/she is now, and at all times herein mentioned has been, the duly elected, qualified and acting Secretary of

                VIASAT, INC.                                            ,
-----------------------------------------------------------------------
                        (Name of Corporation)

a duly organized and existing corporation, and in charge of the minute book and corporate records of said corporation; that the following is a full, true and correct copy of certain resolutions adopted by the Board of Directors of said corporation at a meeting thereof duly held on

19/Sept. 1994           , at which meet a quorum of said Board was at all times
------------------------  present and acting;
        (Date)

and that said resolutions have not been modified nor rescinded and are at the date of this certificate in full force and effect:

WHEREAS it is in the best interest of this corporation to enter into a certain Equipment Lease Agreement, Equipment Financing Agreement or other agreement with

                            HERITAGE LEASING CAPITAL
-------------------------------------------------------------------------------
("Lessor/Secured Party") and, where appropriate, commitments now or hereafter contemplating the receipt by this corporation of financial accommodation from Lessor/Secured Party under the terms and conditions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement and may in the future be in this corporation's best interests to enter into further such agreements or other agreements with Lessor/Secured Party.

NOW THEREFORE BE IT RESOLVED: That the officers of this corporation listed below, and each of them, are hereby authorized and directed to execute, acknowledge and deliver in the name of and on behalf of this corporation said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and any such further agreement.

RESOLVED FURTHER: That the officers, agents and employees of this corporation be and each of them is hereby authorized and empowered to do and perform such other acts and things, and to make, execute, acknowledge, procure and deliver all such other instruments and documents, on behalf of this corporation as may be necessary or be by such officer, agent or employee deemed appropriate to comply with, or to evidence compliance with, the terms, conditions or provisions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, any such commitment or any said further agreement and to consummate the transactions from time to time contemplated thereby.

RESOLVED FURTHER: That this corporation hereby ratifies and confirms the acts of the officers, agents or employees of this corporation in heretofore entering into any Equipment Lease Agreement, Equipment Financing Agreement, commitment or other agreement with Lessor/Secured Party together with any other acts performed in relation thereto.

RESOLVED FURTHER: That the Secretary of this corporation be and he/she is hereby authorized and directed to execute, acknowledge and deliver a certified copy of these resolutions to Lessor/Secured Party and any other person or agency which may require a copy of these resolutions.

RESOLVED FURTHER: That the following are the true names and specimen signatures of the incumbent officers of this corporation authorized by these resolutions to so execute, acknowledge and deliver said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and said further agreements.

(Type names below)                      (For Signature)

                             , President      X
----------------------------                     -------------------------------

                             , Vice Pres.     X
----------------------------                     -------------------------------

   Mark J. Miller            , Secretary      X   /s/ Mark J. Miller
----------------------------                     -------------------------------
                               Vice President,
   Gregory Monahan           , Administration  X  /s/ Gregory Monahan
----------------------------                     -------------------------------
                               (Title)

RESOLVED FURTHER, That Lessor/Secured Party is authorized to act upon these resolutions until written notice of the revocation thereof is delivered to Lessor/Secured Party, any such revocation in no way to affect the obligations of this corporation to Lessor/Secured Party under any agreements entered into by this corporation pursuant to the terms of these resolutions prior to receipt by Lessor/Secured Party of such notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate the 19th day of September, 1994.

                                        /s/ Mark J. Miller
                                        ---------------------------------
                                        Mark J. Miller  (Secretary)

(Corporate Seal Must Be Affixed
But Failure Not To Affect
Validity Or Reliance)

Heritage Leasing Capital
5775 Chesapeake Court
San Diego, CA 92123

                            CERTIFICATE OF SECRETARY
                          AS TO ADOPTION OF RESOLUTIONS
                              (Corporate Customer)


         The undersigned,               Mark J. Miller
                          ----------------------------------------------------
                                   (Corporate Secretary)

hereby certifies that he/she is now, and at all times herein mentioned has been,
the duly elected, qualified and acting Secretary of    VIASAT, INC.
                                                     ---------------------------
                                                        (Name of Corporation)

a duly organized and existing corporation, and in charge of the minute book and corporate records of said corporation; that the following is a full, true and correct copy of certain resolutions adopted by the Board of Directors of said corporation at a meeting thereof duly held on ___________________________________________________________, at which meeting a
                       (Date)

quorum of said Board was at all times present and acting; and that said resolutions have not been modified nor rescinded and are at the date of this certificate in full force and effect:

         WHEREAS it is in the best interest of this corporation to enter into a certain Equipment Lease Agreement, Equipment Financing Agreement or other agreement with HERITAGE LEASING CAPITAL ("Lessor/ Secured Party") and, where appropriate, commitments now or hereafter contemplating the receipt by this corporation of financial accommodation from Lessor/ Secured Party under the terms and conditions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement and may in the future be in this corporation's best interests to enter into further such agreements or other agreements with Lessor/Secured Party.

         NOW THEREFORE BE IT RESOLVED: That the officers of this corporation listed below, and each of them, are hereby authorized and directed to execute, acknowledge and deliver in the name of and on behalf of this corporation said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and any such further agreement.

         RESOLVED FURTHER: That the officers, agents and employees of this corporation be and each of them is hereby authorized and empowered to do and perform such other acts and things, and to make, execute, acknowledge, procure and deliver all such other instruments and documents, on behalf of this corporation as may be necessary or be by such officer, agent or employee deemed appropriate to comply with, or to evidence compliance with, the terms, conditions or provisions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, any such commitment or any said further agreement and to consummate the transactions from time to time contemplated thereby.

         RESOLVED FURTHER: That this corporation hereby ratifies and confirms the acts of the officers, agents or employees of this corporation in heretofore entering into any Equipment Lease Agreement, Equipment Financing Agreement, commitment or other agreement with Lessor/Secured Party together with any other acts performed in relation thereto.

         RESOLVED FURTHER: That the Secretary of this corporation be and he/she is hereby authorized and directed to execute, acknowledge and deliver a certified copy of these resolutions to Lessor/Secured Party and any other person or agency which may require a copy of these resolutions.

         RESOLVED FURTHER: That the following are the true names and specimen signatures of the incumbent officers of this corporation authorized by these resolutions to so execute, acknowledge and deliver said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and said further agreements.

FROM:     VIASAT, INC.
          2290 Cosmos Court
          Carlsbad, CA 92009

TO:       Mr. Carl Rosen
          E. J. PHELPS & COMPANY
          2250 Fourth Avenue, Suite 200
          San Diego, CA 92101

          Phone: (619) 231-1643
          Fax:  (619) 231-0432

Dear Mr. Rosen:

We have entered into an equipment financing agreement arranged by HERITAGE LEASING CAPITAL, for the equipment shown below or on the attached schedule.

EQUIPMENT LOCATION:      Same as above

EQUIPMENT DESCRIPTION:   Computer and Laboratory Equipment

Please provide Heritage with an insurance certificate with the following endorsements:


LENDER'S LOSS PAYABLE:   BANK OF THE WEST

EFA #:                   16439

EQUIPMENT COST:          $400,000.00

Please FAX A COPY of the Certificate of Insurance to Heritage Leasing at 619/277-0302, and forward the original to:

            BANK OF THE WEST
            1450 TREAT BOULEVARD
            WALNUT CREEK, CA 94596
                                         Very truly yours,

                                         VIASAT, INC.



                                    By: /s/ Gregory Monahan
                                       --------------------------------------
                                       Gregory Monahan
                                       Vice President of Administration

          IMPORTANT--READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM

This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.
16439
--------------------------------------------------------------------------------

 1. DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                               1A. SOCIAL SECURITY OR FEDERAL TAX NO.

    VIASAT, INC.                                                                                             33-0174996
----------------------------------------------------------------------------------------------------------------------------------
 1B. MAILING ADDRESS                                 1C. CITY, STATE                                                  1D. ZIP CODE

     2290 Cosmos Court                                   Carlsband, CA                                                    92009
----------------------------------------------------------------------------------------------------------------------------------

 2. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST--IF AN INDIVIDUAL                            2A. SOCIAL SECURITY OR FEDERAL TAX NO.


----------------------------------------------------------------------------------------------------------------------------------
 2B. MAILING ADDRESS                                 2C. CITY, STATE                                                  2D. ZIP CODE


----------------------------------------------------------------------------------------------------------------------------------
 3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                                     3A. FEDERAL TAX NUMBER

----------------------------------------------------------------------------------------------------------------------------------
 4. SECURED PARTY                                                                               4A. SOCIAL SECURITY NO., FEDERAL
                                                                                                    TAX NO. OR BANK TRANSIT AND
                                                                                                    A.B.A. NO.
    NAME             HERITAGE LEASING CAPITAL
    MAILING ADDRESS  5775 Chesapeake Court                                                          33-0098465
    CITY             San Diego            STATE  CA                          ZIP CODE 92123
----------------------------------------------------------------------------------------------------------------------------------
 5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                          5A. SOCIAL SECURITY NO., FEDERAL
                                                                                                    TAX NO. OR BANK TRANSIT AND
                                                                                                    A.B.A. NO.
    NAME             Bank of the West, Equipment Leasing
    MAILING ADDRESS  P.O. Box 8188                                                                  94-0475440
    CITY             Walnut Creek        STATE CA                            ZIP CODE 94596
----------------------------------------------------------------------------------------------------------------------------------
 6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH
    LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

    All equipment and other property now or hereafter covered by that certain Equipment Financing Agreement between Secured
    Party and Debtor, EFA Number 16439 dated as of September 19, 1994 and all accessions and additions to, modifications of and replacements and substitutions for such equipment and other property. Such equipment includes property of the following type or types:

    COMPUTER AND LABORATORY EQUIPMENT

----------------------------------------------------------------------------------------------------------------------------------
 7. CHECK         [ x ]        7A. [  ] PRODUCTS OF COLLATERAL   7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE                       ARE ALSO COVERED             INSTRUCTION 5(a) ITEM:

                                                                      [   ] (1)   [   ] (2)   [   ] (3)   [   ] (4)

----------------------------------------------------------------------------------------------------------------------------------
 8. CHECK         [ x ]
    IF APPLICABLE                  [   ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SEC. 9105(1)(n)

----------------------------------------------------------------------------------------------------------------------------------
 9.                                           DATE: 9-19-94                          C    10. THIS SPACE FOR USE OF FILING OFFICER
                                                                                     O        (DATE, TIME, FILE NUMBER
 --     /s/ GREGORY MONAHAN                                                          D        AND FILING OFFICER)
            Gregory Monahan,  V.P. of Administration                                 E
 SIGNATURE(S) OF DEBTOR(S)
---------------------------------------------------------------------------------

                      VIASAT, INC.                                                   1

 TYPE OR PRINT NAMES(S) OF DEBTOR(S)                                                 2
---------------------------------------------------------------------------------

 --                                                                                  3

 SIGNATURE(S) OF SECURED PARTY(IES)                                                  4
---------------------------------------------------------------------------------

                           HERITAGE LEASING CAPITAL                                  5

 TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                         6
=================================================================================

11. Return copy to:                                                                  7

  NAME        [                                                        ]
              [                                                        ]             8
  ADDRESS     [                                                        ]
              [                                                        ]             9
  CITY        [                                                        ]
              [                                                        ]             0
  STATE       [                                                        ]
              [                                                        ]
  ZIP CODE    [                                                        ]

=================================================================================
                                               FORM UCC-1
                                               APPROVED BY THE SECRETARY OF STATE
